                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.


                       KATZ DIGITAL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                        KATZ DIGITAL TECHNOLOGIES, INC.
                             TWENTY-ONE PENN PLAZA
                               NEW YORK, NY 10001

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, MAY 15, 1997

     The Annual Meeting of Stockholders of KATZ DIGITAL TECHNOLOGIES, INC. (the "Company") will be held in the Main Board Room of the Company's offices, Twenty-One Penn Plaza, 8th Floor, New York, New York, on Thursday May 15, 1997, at 11:00 a.m. local time, to consider and act upon the following matters:

          1. To elect five directors to serve for the ensuing year.

          2. To ratify and approve the Company's Amended and Restated 1996 Stock Option Plan.

          3. To ratify the selection by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for the current fiscal year.

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record as of the close of business on March 19, 1997 are entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

                                          By Order of the Board of Directors

                                          GEOFFREY BARSKY
                                          Secretary

New York, New York
March 26, 1997

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE THE AUTHORITY GRANTED THEREIN IS EXERCISED.

                        KATZ DIGITAL TECHNOLOGIES, INC.
                             TWENTY-ONE PENN PLAZA
                               NEW YORK, NY 10001

          PROXY STATEMENT FOR THE 1997 ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, MAY 15, 1997

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Katz Digital Technologies, Inc. (the "Company") for use at the 1997 Annual Meeting of Stockholders to be held on Thursday, May 15, 1997, and at any adjournment of that meeting (the "Annual Meeting"). All proxies will be voted in accordance with a stockholder's instructions and, if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

     The Company's Annual Report for the fiscal year ended December 31, 1996 is being mailed to stockholders together with this Proxy Statement.

VOTING SECURITIES AND VOTES REQUIRED

     At the close of business on March 19, 1997, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 4,425,000 shares of Common Stock of the Company. Stockholders are entitled to one vote per share.

     The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Annual Meeting is required for election of directors. The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is required for the approval of the adoption of the Company's Amended and Restated 1996 Stock Option Plan and the ratification of the selection by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for the current fiscal year. Shares of Common Stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of March 19, 1997, with respect to the beneficial ownership of the Company's Common Stock by (i) each current director and nominee for director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Compensation of Executive Officers" below, (iii) all directors and executive officers of the Company as a group and (iv) each person known by the Company to own beneficially more than five per cent (5%) of the outstanding shares of Common Stock of the Company.

                NAME AND ADDRESS(1)                    AMOUNT AND NATURE OF          PERCENTAGE OF
                OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP(2)   OUTSTANDING SHARES OWNED
----------------------------------------------------  -----------------------   ------------------------
Gary Katz...........................................         2,425,000(3)                 54.8%
Rochelle Katz.......................................         2,425,000(4)                 54.8
Lisa K. Sklar.......................................           115,000(5)                  2.6
Michael Sklar.......................................           115,000(6)                  2.6
Geoffrey Barsky.....................................             4,000(7)                    *

                NAME AND ADDRESS(1)                    AMOUNT AND NATURE OF          PERCENTAGE OF
                OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP(2)   OUTSTANDING SHARES OWNED
----------------------------------------------------  ----------------------    -----------------------
Murray L. Skala.....................................            25,000(8)                    *
750 Lexington Avenue
New York, NY 10022
Ronald B. Grudberg..................................            45,000(9)                  1.0
14 Kevin Court
Nanuet, NY 10954
Burtt R. Ehrlich....................................            45,000(10)                 1.0
667 Madison Avenue
New York, NY 10021
Wellington Management Company, LLP..................           430,000(11)                 9.7
75 State Street
Boston, Massachusetts 02109
The Dreyfus Corporation.............................           230,000(11)                 5.2
c/o Mellon Bank Corporation
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258
All executive officers and directors as a group
  (nine persons)(13)................................         2,659,000(12)                58.9

---------------
*    Less than 1% of the Company's outstanding shares.

(1) Unless otherwise listed, the addresses of all of the persons in the foregoing table are at the Company's offices, Twenty-One Penn Plaza, New York, NY 10001.

(2) The number of Shares of Common Stock beneficially owned by each person or entity is determined under rules promulgated by the Securities and Exchange Commission (the "Commission"). Under such rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power. The percentage of the Company's outstanding shares is calculated by including among the shares owned by such person any shares which such person or entity has the right to acquire within 60 days after March 19, 1997. Unless otherwise indicated, each person or entity referred to above has sole voting and investment power with respect to the shares listed. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

(3) Includes 1,332,500 shares owned beneficially and of record by Rochelle Katz, the wife of Mr. Katz.

(4) Includes 1,092,500 shares owned beneficially and of record by Gary Katz, the husband of Mrs. Katz.

(5) Includes 4,000 shares issuable to Ms. Sklar upon exercise of an option and 5,000 shares owned beneficially and of record by, and an option for 4,000 shares issuable upon exercise of an option to, Michael Sklar, the husband of Mrs. Sklar.

(6) Includes 4,000 shares issuable to Mr. Sklar upon exercise of an option and 102,000 shares owned beneficially and of record by, and an option for 4,000 shares issuable upon exercise of an option to, Lisa K. Sklar, the wife of Mr. Sklar.

(7) Represents 4,000 shares of Common Stock issuable to Mr. Barsky upon exercise of an option.

(8) Represents 25,000 shares of Common Stock issuable to Mr. Skala upon exercise of an option.

(9) Includes 25,000 shares of Common Stock issuable to Mr. Grudberg upon exercise of an option.

(10) Includes 25,000 shares of Common Stock issuable to Mr. Ehrlich upon exercise of an option.

(11) Pursuant to information provided to the Company on Forms 13(g) filed with the Securities and Exchange Commission by, or on behalf of, such beneficial owners.

(12) See footnotes (3) and (5) through (10).

(13) Includes Carl S. Grossman, the Company's President and Chief Operating Officer and Donald L. Flamm, the Company's Vice President -- Finance and Chief Financial Officer, neither of whom has any beneficial ownership of the Company's Common Stock.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The persons named in the enclosed proxy will vote to elect as directors the five nominees named below, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any nominee should be unable to serve, the proxies may be voted for a substitute nominee designated by management. Each director will be elected to hold office until the next annual meeting of stockholders or until his successor is elected and qualified.

NOMINEES

     Set forth below for each nominee as a director of the Company is his name and age, position with the Company, business experience during the past five years, the date of the commencement of each director's term as a director, and other directorships held in reporting companies.

                      NAME                         AGE                    POSITION
-------------------------------------------------  ---     --------------------------------------
Gary Katz........................................  59      Chairman of the Board and Chief
                                                           Executive Officer
Michael Sklar....................................  33      Vice President -- Business Development
Murray L. Skala..................................  50      Director
Ronald B. Grudberg...............................  58      Director
Burtt R. Ehrlich.................................  57      Director

     Gary Katz founded the Company and has been Chairman of the Board and Chief Executive Officer of the Company since inception in 1987. Prior to such time, and for a period of over thirty years, Mr. Katz was engaged in the typography business in various sales capacities.

     Michael Sklar has been a director of the Company since December 1995, Vice President -- Business Development of the Company since August 1996, and Vice President -- Operations of the Company from April 1994 until August 1996. From June 1989 to April 1994, Mr. Sklar was Vice President of Marketing of the Biomedical Device Division of Pall Corporation, a filter manufacturing company.

     Murray L. Skala has been a director of the Company since December 1995. Mr. Skala has been a partner of the law firm Feder, Kaszovitz, Isaacson, Weber, Skala & Bass, LLP since 1976. Mr. Skala is also a director of Quintel Entertainment, Inc., a publicly-held company in the business of developing and marketing telephone entertainment services, and JAKKS Pacific, Inc., a publicly-held company in the business of developing and selling children's toys.

     Ronald B. Grudberg has been a director of the Company since February 1996. From 1984 until his retirement in January 1995, Mr. Grudberg was Chief Executive Officer and a director of Finlay Fine Jewelry Corporation.

     Burtt R. Ehrlich has been a director of the Company since March 1996. Mr. Ehrlich has been a private investor since November 1992. From 1969 to November 1992, Mr. Ehrlich was president and Chairman of Ehrlich Bober Financial Corp., an investment banking/service firm listed on the American Stock Exchange. Mr. Ehrlich is also a director of Armor Holdings, Inc., a publicly-held company which manufactures and sells bullet-proof vests and other body armor products.

EXECUTIVE OFFICERS

     Set forth below are the Non-Director Executive Officers of the Company.

                       NAME                          AGE                    POSITION
---------------------------------------------------  ---     --------------------------------------
Carl S. Grossman...................................  47      President and Chief Operating Officer
Lisa K. Sklar......................................  32      Executive Vice President -- Sales
Geoffrey Barsky....................................  41      Vice President, Controller and
                                                             Secretary
Donald L. Flamm....................................  53      Vice President -- Finance and Chief
                                                             Financial Officer

     Carl Grossman has been President and Chief Operating Officer of the Company since January 6, 1997. From January 1995 through September 1996, Mr. Grossman was President and Chief Executive Officer of Integrated Imaging Center, a digital prepress company. From July 1990 through May 1994, Mr. Grossman was Managing Partner of Sandy Alexander, Inc., a communications company.

     Lisa K. Sklar has been Executive Vice President -- Sales of the Company since January 1989.

     Geoffrey Barsky has been Vice President of the Company since November 1995, Controller of the Company since November 1992 and Secretary of the Company since February 1996. From March 1980 to November 1992, Mr. Barsky was a comptroller with Hilton Hotels Corporation.

     Donald L Flamm has been Vice President -- Finance and Chief Financial Officer of the Company since February 10, 1997. From February 1996 through January 1997 Mr. Flamm was an independent consultant. From December 1994 through January 1996, Mr. Flamm was Senior Vice President Finance and Administration and Chief Financial Officer of Comtex Information Systems, Inc., a computer consulting company. From October 1986 through November 1994 Mr. Flamm was Vice President Finance and Chief Financial Officer of LCS Industries, Inc., a direct marketing services company.

     Two of the Company's executive officers, Gary Katz and Michael Sklar, are also directors of the Company. Information with regard to such persons are set forth above under the heading "Nominees" which is hereby incorporated by reference.

     All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Directors receive no cash compensation for serving on the Board of Directors other than reasonable expenses incurred in attending meetings. Directors who are not employees of the Company are compensated for their services and attendance at meetings through the grant of options pursuant to the Company's 1996 Stock Option Plan. Officers are elected annually by the Board of Directors and serve at the discretion of the Board. See "Approval of the Amended and Restated 1996 Stock Option Plan" herein.

     The Company has agreed, if so requested by the underwriter of the initial public offering of the Company's Common Stock, Whale Securities Co., L.P. ("Whale"), to nominate and use its best efforts to elect a designee of Whale as a director of the Company or, at Whale's option, as a non-voting adviser to the Company's Board of Directors. The Company's officers, directors and the holders of the Company's securities immediately prior to such initial public offering have agreed to vote their shares of Common Stock in favor of such designee. Whale has not yet exercised its right to designate such a person. Such right of designation by Whale expires March 25, 2001.

     Lisa K. Sklar is the daughter of Gary Katz and the wife of Michael Sklar. Geoffrey A. Barsky is the nephew of Mr. Katz.

THE COMMITTEES

     The Board has an Audit Committee, a Compensation Committee and a Stock Option Committee. The Board of Directors does not have a Nominating Committee and the usual functions of such a committee are performed by the entire Board of Directors.

     Audit Committee. The functions of the Audit Committee include recommendations to the Board of Directors with respect to the engagement of the Company's independent certified public accountants and the review of the scope and effect of the audit engagement. The current members of the Audit Committee are Messrs. Katz, Grudberg and Ehrlich.

     Compensation Committee. The function of the Compensation Committee is to make recommendations to the Board with respect to compensation of management employees. In addition, the Compensation Committee administers plans and programs, with the exception of the Company's stock option plans, relating to employee benefits, incentives and compensation. The current members of the Compensation Committee are Messrs. Skala and Grudberg.

     Stock Option Committee. The Stock Option Committee determines the persons to whom options should be granted under the Company's stock option plans and the number of options to be granted to each person. The current members of the Stock Option Committee are Messrs. Skala and Ehrlich.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Murray L. Skala, a director of the Company, is a partner in the law firm of Feder, Kaszovitz, Isaacson, Weber, Skala & Bass, LLP, the Company's attorneys. In 1996, the Company issued to such firm 25,000 shares of the Company's Common Stock as part of the payment for legal services rendered in connection with the Company's initial public offering of its shares of Common Stock. The Company paid approximately $350,000 in 1996 and $87,000 in 1995 to Feder, Kaszovitz, Isaacson, Weber, Skala & Bass, LLP for legal services.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934

     Based upon a review of Forms 3 and 4 and amendments thereto provided to the Company during the fiscal year ended December 31, 1996, all filings of such forms were made timely. One amendment to Mr. Ehrlich's Form 3 was filed to reflect initial ownership of Common Stock of the Company.

ATTENDANCE AT MEETINGS

     There were four meetings of the Board of Directors in the fiscal year ended December 31, 1996. All of the directors were present at each such meeting.

     The Audit Committee held one meeting during 1996. None of the Board's other committees held meetings in 1996. All Committee action was done by written consent.

EXECUTIVE COMPENSATION

     The following table sets forth the Company's executive compensation paid during the three fiscal years ended December 31, 1996, 1995 and 1994 to its Chief Executive Officer, to each of its executive officers (collectively, the "Named Officers"), and to one other highly compensated individual.

                                                                               LONG TERM COMPENSATION
                                                                  ------------------------------------------------
                                                                         AWARDS
                                                                  --------------------            PAYOUTS
                                    ANNUAL COMPENSATION                                  -------------------------
                             ----------------------------------      (F)
                                                      (E)         RESTRICTED               (H)           (I)
        (A)                    (C)      (D)          OTHER          STOCK        (G)      PLAN           ALL
 NAME AND PRINCIPAL   (B)    SALARY    BONUS        ANNUAL          AWARDS     OPTIONS   PAYOUTS        OTHER
      POSITION        YEAR     ($)      ($)     COMPENSATION($)      ($)         (#)       ($)     COMPENSATION($)
--------------------  ----   -------   ------   ---------------   ----------   -------   -------   ---------------
Gary Katz...........  1996   346,077       --         --              --         --        --           11,538(1)
  Chairman of the     1995   299,500       --         --              --         --        --           38,867(1)
  Board and Chief     1994   245,000       --         --              --         --        --          111,445(1)
  Executive Officer
Lisa K. Sklar.......  1996.. 346,711       --         --              --         --        --               --
  Executive Vice      1995   448,833       --         --              --         --        --               --
  President -- Sales  1994   460,879       --         --              --         --        --               --
Michael D. Sklar....  1996   151,692       --         --              --         --        --              490(1)
  Vice President --   1995   104,377   10,000         --              --         --        --            4,979(1)
  Business            1994    66,146    7,500         --              --         --        --               --
  Development
Geoffrey Barsky.....  1996   106,154       --         --              --         --        --            1,412(1)
  Vice President,     1995   103,259   10,000         --              --         --        --            9,702(1)
  Controller and      1994    83,607   15,000         --              --         --        --            8,772(1)
  Secretary
Mitchell Cohen......  1996   103,385       --         --              --         --        --               --
  Former Chief        1995        --       --         --              --         --        --               --
  Financial
  Officer(2)          1994        --       --         --              --         --        --               --

---------------
(1) Consists of approximate amount of contributions by the Company to the Company's Pension Plan for 1996, 1995 and 1994 for the benefit of such employees.

(2) Mr. Cohen's employment with the Company began in January 1996 and ended in November 1996.

              OPTION/SAR GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 1996

                                              INDIVIDUAL GRANTS
--------------------------------------------------------------------------------------------------------------
                                                            (B)            (C)
                                                         NUMBER OF      % OF TOTAL
                                                         SECURITIES    OPTIONS/SARS       (D)
                                                         UNDERLYING     GRANTED TO     EXERCISE        (E)
                         (A)                            OPTIONS/SARS   EMPLOYEES IN     OR BASE     EXPIRATION
NAME                                                     GRANTED(#)    FISCAL YEAR    PRICE($/SH)      DATE
------------------------------------------------------  ------------   ------------   -----------   ----------
Gary Katz.............................................         --            --             --              --
Michael Sklar.........................................     12,000           3.9           5.00       3/25/2001
Lisa Sklar............................................     12,000           3.9           5.00       3/25/2001
Geoffrey Barsky.......................................     12,000           3.9           5.00       3/25/2001
Mitchell Cohen(1).....................................     10,000           3.2           5.00       3/25/2001

---------------
(1) Mr. Cohen's employment with the Company ended in November 1996 and therefore his options have since been terminated.

EMPLOYEE STOCK PLANS

     The Company currently does not maintain any employee stock plans. For a discussion of the Company's proposed Amended and Restated 1996 Stock Option Plan, see "Approval of the Amended and Restated 1996 Stock Option Plan" herein.

BOARD COMPENSATION

     As a result of the Company's policy to compensate directors who are not employees of the Company for their services other than by cash payments, the Company's 1996 Stock Option Plan provides for the automatic grant to each such director of options to purchase 20,000 shares of Common Stock upon election to the Board and for the additional automatic annual grant of options for each such director to purchase 5,000 shares of Common Stock. The exercise price for all of such director options is the market value of the Common Stock on the date of each grant. The Company is proposing in this Proxy Statement to adopt the Amended and Restated 1996 Stock Option Plan (the "Amended 1996 Plan"), whereby the Company, among other things will increase the number of shares underlying the annual grants of options to each of such directors who are not employees of the Company from 5,000 to 20,000, granted quarterly in the amount of options for 5,000 shares per quarter. For a complete discussion of such proposal and the Amended 1996 Plan, see "Approval of the Amended and Restated 1996 Stock Option Plan."

EMPLOYMENT AGREEMENTS

     The Company has entered into an employment agreement with Gary Katz, effective March 25, 1996 and expiring on December 31, 1999. Such agreement provides for Mr. Katz's continued employment as Chairman of the Board, President and Chief Executive Officer for the term of the agreement. In 1997, the Board of Directors appointed Mr. Grossman as President and Mr. Katz's title is now Chairman of the Board and Chief Executive Officer. The employment agreement provides for employment on a full-time basis and contains a provision that prohibits Mr. Katz from competing or engaging in a business competitive with the business of the Company during the term of employment and for two years thereafter. Pursuant to such agreement, the Company has agreed to pay Mr. Katz a base salary at the rate of $350,000 per year for the year ending December 31, 1996, with annual increases of 10% thereafter. Mr. Katz has elected to forego the 10% increase for the year ending December 31, 1997. Mr. Katz is also entitled to receive such bonuses as recommended by the Compensation Committee of the Board of Directors.

     The Company has entered into an employment agreement with Lisa K. Sklar, effective March 25, 1996 and expiring on December 31, 1999. Such agreement provides for Ms. Sklar's continued employment as Executive Vice
President -- Sales for the term of the agreement. The employment agreement provides for employment on a full-time basis and contains a provision that prohibits Ms. Sklar from competing or engaging in a business competitive with the business of the Company during the term of employment and for one year thereafter. Pursuant to such agreement, the Company has agreed to pay Ms. Sklar a base salary at the rate of $25,000 per year for the year ending December 31, 1996, with annual increases of $5,000 thereafter. Such agreement also provides for the payment of commissions to Ms. Sklar, at the Company's standard commission rates, based on gross sales derived by the Company from her accounts, including a non-refundable draw against commissions of $100,000 per year.

     The Company has entered into an employment agreement with Michael Sklar effective March 25, 1996 and expiring on December 31, 2001. Such agreement provides for Mr. Sklar's continued employment as Vice President -- Operations for the term of the agreement. On August 8, 1996, the Company's Board of Directors, by resolution, changed Mr. Sklar's responsibilities and changed his title to Vice President -- Business Development. The employment agreement provides for employment on a full-time basis and contains a provision that prohibits Mr. Sklar from competing or engaging in a business competitive with the business of the Company during the term of employment and for one year thereafter. Pursuant to such agreement, the Company has agreed to pay Mr. Sklar a base salary at the rate of $160,000 per year for the year ending December 31, 1996, with annual increases thereafter, based on the Company's earnings before taxes; provided, however, that no annual increase shall exceed $25,000. Mr. Sklar is also entitled to receive such bonuses during the term of employment as recommended by the Compensation Committee of the Board of Directors.

     The Company has entered into an employment agreement with Geoffrey Barsky effective March 25, 1996 and expiring on December 31, 1999. Such agreement provides for Mr. Barsky's continued employment as Vice President and Controller for the term of the agreement. The employment agreement provides for employment on a full-time basis and contains a provision that prohibits Mr. Barsky from competing or engaging in a business competitive with the business of the Company during the term of employment and for one year thereafter. Pursuant to such agreement, the Company has agreed to pay Mr. Barsky a base salary at the rate of $108,000 per year for the year ending December 31, 1996, with annual increases to $118,000, $130,000 and $140,000 for the years ending December 31, 1997, 1998 and 1999, respectively. Mr. Barsky is also entitled to receive such bonuses, during the term of employment, as recommended by the Compensation Committee of the Board of Directors.

                       RATIFICATION OF THE APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                (PROPOSAL NO. 2)

     Upon the recommendation of the Audit Committee of the Board of Directors, the Board of Directors of the Company has selected the firm of Grant Thornton LLP, independent certified public accountants, as the independent auditors of the Company for the fiscal year ending December 31, 1997, subject to ratification by the stockholders. Grant Thornton LLP served as the Company's independent auditors during the year ended December 31, 1996. If the appointment of the firm of Grant Thornton LLP is not approved or if that firm shall decline to act or their employment is otherwise discontinued, the Board of Directors will appoint other independent auditors. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will have the opportunity to make a brief statement at the Annual Meeting, if they so desire, and will be available to answer appropriate questions from Stockholders.

                           APPROVAL OF THE COMPANY'S
                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN
                                (PROPOSAL NO. 3)

     The Board of Directors has unanimously adopted, subject to stockholder approval, an Amended and Restated 1996 Stock Option Plan (the "Amended 1996 Plan"), which amends certain aspects of the Company's 1996 Stock Option Plan, which was adopted by the Company's stockholders and directors in February 1996. If approved by the stockholders of the Company, the Amended 1996 Plan would (i) increase the number of shares of the Company's Common Stock available for grants of options under the Amended 1996 Plan from 350,000 to 650,000 shares, (ii) increase the number of shares of the Company's Common Stock included in the options automatically granted annually to each director who is not an employee of the Company from 5,000 shares per year to 5,000 shares per calendar quarter on the first day of each such calendar quarter (for an aggregate of 20,000 shares annually), and (iii) permit transferability of options pursuant to a domestic relations order.

     The above-described amendment was approved by unanimous consent of the Company's Board of Directors on March 25, 1997, subject to stockholder approval.

     The Amended 1996 Plan is summarized below. The full text of the Amended 1996 Plan is set forth in Appendix A to this Proxy Statement, and the following discussion is qualified by reference thereto.

ADMINISTRATION AND ELIGIBILITY

     The Amended 1996 Plan provides for the grant of stock options to officers, directors, eligible employees, consultants and advisors of the Company. The Company proposes to increase the maximum number of shares of Common Stock available for issuance under the Amended 1996 Plan to 650,000 shares. Under the Amended 1996 Plan, the Company may grant incentive stock options or options not intended to qualify as incentive stock options.

     The Amended 1996 Plan provides for the granting of (i) Incentive Stock Options intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code") to the Company's eligible employees and (ii) Nonstatutory Stock Options which are not to be treated as incentive stock options to the Company's non-employee directors, eligible employees, consultants or advisors.

     The Amended 1996 Plan is to be administered by the Board of Directors or the Stock Option Committee (the "Committee"), which is comprised solely of two or more "Non-Employee Directors," as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. Any construction or interpretation of terms and provisions of the Amended 1996 Plan by the Board or Committee are final and conclusive. The class of persons which shall be eligible to receive discretionary grants of Options under the Amended 1996 Plan shall be employees (including officers), consultants or advisors of either the Company or any subsidiary corporation of the Company. Employees (including officers) shall be entitled to receive Incentive Stock Options and Nonstatutory Stock Options. Directors who are not employees of the Company, consultants and advisors shall be entitled only to receive Nonstatutory Stock Options. The Board or Committee, in its discretion, but subject to the provisions of the Amended 1996 Plan, shall determine the employees, consultants or advisors of the Company or its subsidiary corporations to whom Options shall be granted and the number of shares to be covered by each Option, as well as the type of option, taking into account the nature of the employment or services rendered by the individuals being considered, their annual compensation, their present and potential contributions to the success of the Company and such other factors as the Board or Committee may deem relevant.

     As of the date of the adoption of the Amended 1996 Plan by the Company's stockholders, on the date any person who is not an employee of the Company first becomes a director of the Company, such person will automatically be granted, without further action by the Board or Committee, an option to purchase 20,000 shares of the Company's Common Stock. In addition, on the first day of each calendar quarter during the term of the Amended 1996 Plan, each director then serving in such capacity who is not an employee of the Company, is to be automatically granted, without further action by the Committee, an Option to purchase 5,000 shares of the Company's Common Stock (for an aggregate of 20,000 shares annually). For the purpose of these automatic grants, a director who is not an employee of the Company includes attorneys, consultants, and advisors who, in addition to performing services in such capacities, also serve as directors.

     Under the Amended 1996 Plan, grants to directors who are not employees of the Company may only be Nonstatutory Stock Options.

     No Incentive Stock Option granted under the Amended 1996 Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a subsidiary corporation of the Company, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant.

     The exercise price of the Nonstatutory Stock Options granted to directors who are not employees of the Company shall be the "fair market value" (as defined pursuant to the Amended 1996 Plan) of the Company's Common Stock on the date such options are granted. The exercise price of all other Nonstatutory Stock Options granted under the Amended 1996 Plan shall be determined by the Board or Committee at the time of the grant of the Option.

     A Nonstatutory Stock Option granted to directors who are not employees of the Company shall vest entirely on the date granted and shall be exercisable for a period of ten (10) years. All other Nonstatutory Stock Options granted under the Amended 1996 Plan shall vest and may be of such duration as shall be determined by the Board or Committee (not to exceed 10 years).

     If the employment of an employee by the Company or any subsidiary of the Company shall be terminated either voluntarily by the employee or for cause, then such employee's Options shall immediately expire. If such employment or services shall terminate for any other reason, except as provided in the two paragraphs following, then such Options may be exercised at any time within three (3) months after such termination to the extent such option is otherwise exercisable at that time. The retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause.

     If the holder of any Options under the Amended 1996 Plan dies (i) while employed by the Company or a subsidiary of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily by the employee or for cause, then such Options, to the extent exercisable at that time, may be exercised by the estate of such employee or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such employee at any time within one
(1) year after such death.

     If the holder of any Options under the Amended 1996 Plan ceases employment because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or a subsidiary of the Company, then such Options, to the extent exercisable at that time, may be exercised at any time within one (1) year after his termination of employment due to this disability.

     If the services of a director who is not an employee of the Company shall be terminated by the Company for cause, then his Options shall immediately expire. If such services shall terminate for any other reason (including the death or disability of a such director), he shall resign as a director of the Company or his term shall expire, then such Options may be exercised at any time within one (1) year after such termination. In the event of the death of a director who is not an employee of the Company, his Options, to the extent exercisable at that time, may be exercised by his estate or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such non-employee Director at any time within one (1) year after such death.

     Upon the death of any consultant or advisor to the Company or any of its subsidiaries, who is granted any Options under the Amended 1996 Plan, such Options, to the extent exercisable at that time, may be exercised by the estate of such person or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such person at any time within one (1) year after such death.

     Options granted under the Amended 1996 Plan may provide for the payment of the exercise price by the delivery of a check to the order of the Company in an amount equal to the exercise price, by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or by any combination of such methods of payment.

     All options are nontransferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder.

     There are approximately 150 employees and three directors who are not employees of the Company eligible for participation in the Amended 1996 Plan. The Company cannot presently approximate the number of consultants and/or advisors who will be eligible to receive Options under the Amended 1996 Plan.

ANTI-DILUTION PROVISIONS

     In the event that the Company shall have effected one or more stock splits, reverse splits, or readjustments, stock dividends, or other increases or reductions of the number of outstanding shares of Common Stock of the Company, or issued as dividends on the outstanding shares of Common Stock of the Company other securities convertible into shares of Common Stock of the Company, without receiving compensation therefor in money, services or property (any such event being hereinafter referred to as a "Dilutive Event"), the optionee shall be entitled to receive for the aggregate payments to be made by him for the Stock, the number of shares of Common Stock or other securities the optionee would have been entitled to receive as a result of any such Dilutive Event if optionee had immediately prior to such Dilutive Event exercised this Option and paid for and received the Stock. If fractional shares would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

MERGER, CONSOLIDATION OR RECAPITALIZATION

     In the event of the recapitalization, merger or consolidation of the Company with or into another corporation the optionee shall be entitled to receive upon payment of the option price, such securities of such other corporation with or into which the Company shall have been merged or consolidated as the optionee would have received if optionee had immediately prior to such recapitalization, merger or consolidation exercised this Option and paid for and received the Stock.

AMENDMENT AND TERMINATION OF THE AMENDED 1996 PLAN

     The Amended 1996 Plan shall terminate on February 28, 2006, which is within ten (10) years after the adoption of the Company's original 1996 Stock Option Plan by the Board of Directors and stockholders, or sooner as hereinafter provided, and no Option shall be granted after termination of the Amended 1996 Plan.

     The Amended 1996 Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose.

     The Board of Directors may at any time, on or before the termination date of the Amended 1996 Plan, terminate the Amended 1996 Plan, or from time to time make such modifications or amendments to the Amended 1996 Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose, increase the maximum number of shares as to which Incentive Stock Options may be granted, or change the designation of the employees or other persons, or class of employees or other persons eligible to receive Options or make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from being disqualified as such under the then existing provisions of the Code or any law amending or supplementing the Code.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the federal income tax treatment of incentive stock options and non-statutory stock options. The tax consequences recognized by an optionee may vary; therefore, an optionee should consult his or her tax advisor for advice concerning any specific transaction.

     Incentive Stock Options. No taxable income will be recognized by an optionee upon the grant or exercise of an incentive stock option granted under the Amended 1996 Plan. The difference between the exercise price and the fair market value of the stock on the date of exercise will be included in alternative minimum taxable income for purposes of the alternative minimum tax. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income at rates of 26% to 28%, but only to the extent that such tax exceeds the taxpayer's regular income tax liability for the taxable year.

     Generally, if an optionee holds shares acquired upon the exercise of incentive stock options until the later of (i) two years form the date of grant of the option and (ii) one year from the date of transfer of the purchased shares to him or her (the "Statutory Holding Period"), any gain recognized by the optionee on a sale of such shares will be treated as capital gain. The gain recognized upon the sale of the stock is the difference between the option price and the sale price of the stock. The net federal income tax effect on the holder of incentive stock options is to defer, until the stock is sold, taxation of any increase in the stock's value from the time of grant to the time of exercise, and to treat such increase as capital gain.

     If the optionee sells the shares prior to the expiration of the Statutory Holding Period, he or she will realize taxable income at ordinary income tax rates in an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise less the option price, or (ii) the amount realized on the disposition of the stock less the option price, and the Company will receive a corresponding business expense deduction. However, special rules may apply to options held by persons required to file reports under Section 16 of the Exchange Act. The amount by which the proceeds of the sale exceeds the fair market value of the shares on the date of exercise will be treated as long-term capital gain if the shares are held for a more than one year prior to the sale and as short-term capital gain if the shares are held for a shorter period. If an optionee sells the shares acquired upon exercise of an option at a price less than the option price, he or she will recognize a capital loss equal to the difference between the sale price and the option price. The loss will be long-term capital loss if the shares are held for more than one year prior to the sale and a short-term capital loss if the shares are held for a shorter period.

     Non-Statutory Stock Options. No taxable income is recognized by the optionee upon the grant of a Non-Statutory Option. The optionee must recognize as ordinary income in the year in which the option is exercised the amount by which the fair market value of the purchased shares on the date of exercise exceeds the option price. However, special rules may apply to options held by persons required to file reports under Section 16 of the Exchange Act. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee, subject to Section 162(m) of the Code. Any additional gain or any loss recognized upon the subsequent disposition of the purchased shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

                               NEW PLAN BENEFITS

     Because the option grants under the Amended 1996 Plan are discretionary, the Company cannot presently determine the benefits to be received by any particular individual or particular group of individuals for such options under the Amended 1996 Plan. The following table, however, sets forth the benefits (losses) that would have been received in 1996 by the below-named Officers, all executive officers as a group, non-executive directors as a group and non-executive officer employees as a group, as if the Amended 1996 Plan had been in effect during 1996.

                                                                    THE AMENDED 1996 PLAN(1)
                                                                --------------------------------
                                                                      DOLLAR           NUMBER OF
                      NAME AND POSITION                              VALUE($)           SHARES
--------------------------------------------------------------  -------------------    ---------
Gary Katz.....................................................           *                *
Lisa K. Sklar.................................................           *                *
Michael Sklar.................................................           *                *
Geoffrey Barsky...............................................           *                *
Executive Officer Group.......................................           *                *
Non-Executive Officer Director Group (3 persons)..............  $5.00 per share(2)      60,000
Non-Executive Officer Employee Group..........................           *                *

---------------
* The Amended 1996 Plan provides for the automatic granting of Options only to non-employee directors. Grants of Options under the Amended 1996 Plan to all other groups, including executive officers and non-executive officer employees, may include Incentive Stock Options, the granting of which are discretionary and not determinable as to amount or dollar value as of the date of this Proxy Statement.

(1) Subject to shareholder approval of the Amended 1996 Plan.

(2) As the shares of Common Stock underlying the Options would have been unregistered at their time of grant had the Amended 1996 Plan been in effect in fiscal 1996, the dollar value attributed to such shares for purposes of this table is the exercise price of the Options for such shares ($5.00 on 1/1/96).

BOARD RECOMMENDATION

     The Board of Directors believes that the approval of the foregoing three proposals is in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote FOR such proposals.

                                 OTHER MATTERS

     Management does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile, mail and personal interviews, and the Company reserves the right to compensate outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names and the Company will reimburse them for out-of-pocket expenses incurred on behalf of the Company.

     Proposals of stockholders intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company at its principal office in New York, New York not later than March 1, 1998 for inclusion in the proxy statement for that meeting.

                                          By Order of the Board of Directors,

                                          /s/ GEOFFREY BARSKY
                                          --------------------------------------
                                          GEOFFREY BARSKY, Secretary

March 26, 1997

     THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR SHARES PERSONALLY, EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                      APPENDIX A

                        KATZ DIGITAL TECHNOLOGIES, INC.

                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN

     1. Purpose of the Plan. The Katz Digital Technologies, Inc. Amended and Restated 1996 Stock Option Plan (the "Amended Plan") is intended to advance the interests of Katz Digital Technologies, Inc. (the "Company") by inducing persons of outstanding ability and potential to join and remain with the Company, by encouraging and enabling employees to acquire proprietary interests in the Company, and by providing the participating employees with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of "Options" (which term as used herein includes both "Incentive Stock Options" and "Nonstatutory Stock Options," as later defined, to qualified employees. In addition, the Amended Plan also provides for the granting of "Nonstatutory Stock Options" to all Directors who are not employees of the Company, as consideration for their services and for attending meetings of the Board of Directors, and also provides for the granting of "Nonstatutory Stock Options" to consultants and advisors who provide services to the Company.

     2. Administration. The Amended Plan shall be administered by the Board of Directors (the "Board"), or by a committee (the "Committee") consisting of at least two (2) Directors chosen by the Board, each of which is a "Non-Employee Director," as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except as herein specifically provided, the interpretation and construction by the Board or Committee of any provision of the Amended Plan or of any Option granted under it shall be final and conclusive. The receipt of Options by Directors, or any members of the Committee, shall not preclude their vote on any matters in connection with the administration or interpretation of the Amended Plan, except as otherwise provided by law.

     3. Shares subject to the Amended Plan. The stock subject to grant under the Amended Plan shall be shares of the Company's common stock, $.001 par value (the "Common Stock"), whether authorized but unissued or held in the Company's treasury or shares purchased from stockholders expressly for use under the Amended Plan. The maximum number of shares of Common Stock which may be issued pursuant to Options granted under the Amended Plan shall not exceed six hundred fifty thousand (650,000) shares, subject to adjustment in accordance with the provisions of Section 13 hereof. The Company shall at all times while the Amended Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Amended Plan. In the event any Option granted under the Amended Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Options under this Amended Plan.

     4. Stock Option Agreement. Each Option granted under the Amended Plan shall be authorized by the Board or Committee and shall be evidenced by a Stock Option Agreement which shall be executed by the Company and by the person to whom such Option is granted or such other document which evidences the grant of the option. The Stock Option Agreement shall specify the number of shares of Common Stock as to which any Option is granted, the period during which the Option is exercisable and the option price per share thereof.

     5. Discretionary Grant Participation. The class of persons which shall be eligible to receive discretionary grants of Options under the Amended Plan shall be all key employees (including officers) of either the Company or any subsidiary corporation of the Company and consultants and advisors who provide services to the Company or any subsidiary of the Company, other than in connection with the offer or sale of securities in a capital raising transaction. Employees shall be entitled to receive (i) Incentive Stock Options, as described in Section 7 hereafter, and (ii) Nonstatutory Stock Options, as described in Section 8 hereafter. Consultants and advisors shall be entitled only to receive Nonstatutory Stock Options. The Board or Committee, in its discretion, but subject to the provisions of the Amended Plan, shall determine the employees, consultants or advisors to whom Options shall be granted and the number of shares to be covered by each Option taking into account the nature of the employment or services rendered by the individuals being considered, their annual compensation, their present and potential contributions to the success of the Company and such other factors as the Committee may deem relevant.

     6.  Participation of Directors Who Are Not Employees of the Company.

     (a) As of October 30, 1996, the date of the adoption of the Amended Plan by the Company's Board of Directors and stockholders, on the date any person who is not an employee of the Company first becomes a Director, such person shall automatically be granted, without further action by the Board or Committee, an option to purchase 20,000 shares of the Company's Common Stock.

     (b) On the first day of each calendar quarter during the term of the Amended Plan, Directors of the Company who are not employees of the Company then serving in such capacity, shall each be granted an Option to purchase 5,000 shares of the Company's Common Stock (an aggregate of 20,000 shares annually to each such director).

     (c) The option price of the shares subject to the Options set forth in Sections 6(a) and 6(b) hereof shall be the fair market value (as defined in Section 7(f) hereafter) of the Company's Common Stock on the date such Options are granted. All of such Options shall be Nonstatutory Stock Options, as described in Section 8 hereafter. The Options granted pursuant to this Section 6 shall vest entirely on the date they are granted and shall be exercisable for a period of ten (10) years.

     (d) Directors who are not employees of the Company include attorneys, accountants, consultants and advisors of the Company who, in addition to providing services in such capacity, serve as Directors of the Company.

     7. Incentive Stock Options. The Board or Committee may grant Options under the Amended Plan which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code") (such an Option referred to herein as an "Incentive Stock Option"), and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422 of the Code:

     (a) No Incentive Stock Option shall be granted to individuals other than key employees of the Company or of a subsidiary corporation of the Company.

     (b) Each Incentive Stock Option under the Amended Plan must be granted prior to October 30, 2006, which is within ten (10) years from the date the Amended Plan was adopted by the Board of Directors.

     (c) The option price of the shares subject to any Incentive Stock Option shall not be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted; provided, however, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a subsidiary corporation of the Company, the option price of the shares subject to the Incentive Stock Option shall be at least one hundred ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

     (d) No Incentive Stock Option granted under the Amended Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a subsidiary corporation, of the Company, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant. Every Incentive Stock Option granted under the Amended Plan shall be subject to earlier termination as expressly provided in Section 11 hereof.

     (e) For purposes of determining stock ownership under this Section 7, the attribution rules of Section 425(d) of the Code shall apply.

     (f) For purposes of the Amended Plan, fair market value shall be determined by the Board or Committee and, if the Common Stock is listed on a national securities exchange or traded on the Over-the-

Counter market, the fair market value shall be the closing price of the Common Stock on such exchange, or on the Over-the-Counter market as reported by the National Quotation Bureau, Incorporated, as the case may be, on the day on which the Option is granted or on the day on which a determination of fair market value is required under the Amended Plan, or, if there is no trading or closing price on that day, the closing price on the most recent day preceding the day for which such prices are available.

     8. Nonstatutory Stock Options. The Board or Committee may grant Options under the Amended Plan which are not intended to meet the requirements of
Section 422 of the Code, as well as Options which are intended to meet the requirements of Section 422 of the Code, but the terms of which provide that they will not be treated as Incentive Stock Options (referred to herein as a "Nonstatutory Stock Option"). Nonstatutory Stock Options which are not intended to meet these requirements shall be subject to the following terms and conditions:

     (a) A Nonstatutory Stock Option may be granted to any person eligible to receive an Option under the Amended Plan pursuant to Section 5 hereof.

     (b) Persons eligible to receive Nonstatutory Stock Options pursuant to
Section 6 hereof are granted Options automatically under the Amended Plan, without any determination by the Board or Committee.

     (c) Subject to the price provisions of Section 6 hereof, the option price of the shares subject to a Nonstatutory Stock Option shall be determined by the Board or Committee, in its absolute discretion, at the time of the grant of the Nonstatutory Stock Option.

     (d) Subject to the provisions of Section 6 hereof, a Nonstatutory Stock Option granted under the Amended Plan may be of such duration as shall be determined by the Board or Committee (not to exceed 10 years), and shall be subject to earlier termination as expressly provided in Section 11 hereof.

     9. Rights of Option Holders. The holder of any Option granted under the Amended Plan shall have none of the rights of a stockholder with respect to the shares covered by his Option until such shares shall be issued to him upon the exercise of his Option.

     10. Transferability. No Option granted under the Amended Plan shall be transferable by the individual to whom it was granted otherwise than by Will or the laws of decent and distribution, or pursuant to a domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Securities Act, or the rules thereunder and, during the lifetime of such individual, shall not be exercisable by any other person, but only by him.

     11.  Termination of Employment or Death.

     (a) If the employment of an employee by the Company or any subsidiary of the Company shall be terminated voluntarily by the employee or for cause, then his Options shall expire forthwith. Except as provided in subsections (b) and
(c) of this Section 11, if such employment or services shall, terminate for any other reason, then such Options may be exercised at any time within three (3) months after such termination, subject to the provisions of subparagraph (f) of this Section 11. For purposes of the Amended Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause. For purposes of this subparagraph, an employee who leaves the employ of the Company to become an employee of a subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization, etc., shall not be considered to have terminated his employment.

     (b) If the holder of any Options under the Amended Plan dies (i) while employed by the Company or a subsidiary of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily by the employee or for cause, then such Options may, subject to the provisions of subparagraph (f) of this Section 11, be exercised by the estate of the employee or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such employee at any time within one (1) year after such death.

     (c) If the holder of any Options under the Amended Plan ceases employment because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or a subsidiary of the Company, then such Options may, subject to the provision of subparagraph (f) of this Section 11, be exercised at any time within one (1) year after his termination of employment due to this disability.

     (d) If the services of a Director who is not an employee of the Company shall be terminated by the Company for cause, then his Options shall expire forthwith. If such services shall terminate for any other reason (including the death or disability of such Director), he shall resign as a director of the Company or his term shall expire, then such Options may be exercised at any time within one (1) year after such termination, subject to the provisions of subparagraph (f) of this Section 11. In the event of the death of a Director who is not an employee, his Options may be exercised by his estate or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such Director at any time within one (1) year after such death.

     (e) Upon the death of any consultant or advisor to the Company or any of its subsidiaries, who is granted any Options hereunder, such Options may, subject to the provisions of subparagraph (f) of this Section 11, be exercised by the estate of such person or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such person at any time within one (1) year after such death.

     (f) An Option may not be exercised pursuant to this Section 11 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, or death, and in any event may not be exercised after the expiration of the Option.

     (g) For purposes of this Section 11, the employment relationship of an employee of the Company or of a subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by status or by contract.

     12.  Exercise of Options.

     (a) Unless otherwise provided in the Stock Option Agreement, any Option granted under the Amended Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration. The Board or Committee, in its absolute discretion, may provide in any Stock Option Agreement that the exercise of any Option granted under the Amended Plan shall be subject (i) to such condition or conditions as it may impose, including but not limited to, a condition that the holder thereof remain in the employ or service of the Company or a subsidiary corporation of the Company for such period or periods of time from the date of grant of the Option, as the Board or Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000). In addition, in the event that under any Stock Option Agreement the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds One Hundred Thousand Dollars ($100,000), the Board or Committee may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option.

     (b) An Option granted under the Amended Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied by payment of the full option price of such shares, and payment of such option price shall be made by the holder's delivery of his check payable to the order of the Company; provided, however, that notwithstanding the foregoing provisions of this Section 12 or any other terms, provisions or conditions of the Amended Plan, at the written request of the optionee and upon approval by the Board or the Committee, shares acquired pursuant to the exercise of any Option may be paid for in full at the time of exercise by the surrender of shares of Common Stock of the Company held by or for the account of the optionee at the time of exercise to the extent permitted by subsection (c)(5) of Section 422 of the Code and, with respect to any person who is subject to the reporting requirements of
Section 16(a) of the Exchange Act, to the extent permitted by Section 16(b) of the Exchange Act and the Rules of the Securities and Exchange Commission, without liability to the Company. In such case, the fair market value of the surrendered shares shall be determined by the Board or Committee as of the date of exercise in the same manner as such value is determined upon the grant of an Incentive Stock Option.

     13.  Anti-Dilution.

     13.1 Adjustments. In the event that the Company shall have effected one or more stock splits, reverse splits, or readjustments, stock dividends, or other increases or reductions of the number of outstanding shares of Common Stock of the Company, or issued as dividends on the outstanding shares of Common Stock of the Company other securities convertible into shares of Common Stock of the Company, without receiving compensation therefor in money, services or property (any such event being hereinafter referred to as a "Dilutive Event"), the optionee shall be entitled to receive for the aggregate payments to be made by him for the Stock, the number of shares of Common Stock or other securities the optionee would have been entitled to receive as a result of any such Dilutive Event if optionee had immediately prior to such Dilutive Event exercised this Option and paid for and received the Stock. If fractional shares would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

     13.2 Merger, Consolidation or Recapitalization. In the event of the recapitalization, merger or consolidation of the Company with or into another corporation the optionee shall be entitled to receive upon payment of the option price, such securities of such other corporation with or into which the Company shall have been merged or consolidated as the optionee would have received if optionee had immediately prior to such recapitalization, merger or consolidation exercised this Option and paid for and received the Stock.

     14.  Further Conditions of Exercise.

     (a) Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), the notice of exercise shall be accompanied by a representation or agreement of the individual exercising the Option to the Company to the effect that such shares are being acquired for investment and not with a view to the resale of distribution thereof or such other documentation as may be required by the Company unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with the Securities Act.

     (b) The Company shall not be obligated to deliver any Common Stock until it has been listed on each securities exchange on which the Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualifications and compliance.

     15. Effectiveness of the Amended Plan. The Amended Plan was adopted by the unanimous consent of the Board of Directors on March 25, 1997. The Amended Plan was approved by the affirmative vote of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose on May 15, 1997.

     16.  Termination, Modification and Amendment.

     (a) The Amended Plan (but not Options previously granted under the Amended Plan shall terminate on February 28, 2006, which is within ten (10) years from the date of the adoption of the Company's original 1996 Stock Option Plan by the Board of Directors and the stockholders of the Company, or sooner as hereinafter provided, and no Option shall be granted after termination of the Amended Plan.

     (b) The Amended Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose.

     (c) The Board of Directors may at any time, on or before the termination date referred to in Section 16(a) hereof, terminate the Amended Plan, or from time to time make such modifications or amendments to the Amended Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose, increase (except as provided by Section 13 hereof) the maximum number of shares as to which Incentive Stock Options may be granted, or change the designation of the employees or class of employees eligible to receive Options or make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from disqualifying as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

     (d) No termination, modification or amendment of the Amended Plan, may without the consent of the individual to whom an Option shall have been previously granted, adversely affect the rights conferred by such Option.

     17. Not a Contract of Employment. Nothing contained in the Amended Plan or in any Stock Option Agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ or service of the Company or a subsidiary corporation of the Company.

     18. Use of Proceeds. The proceeds from the sale of shares pursuant to Options granted under the Amended Plan shall constitute general funds of the Company.

     19. Indemnification of Board of Directors or Committee. In addition to such other rights of indemnification as they may have, the members of the Board or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Amended Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit or proceeding, the member or members of the Board or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on their own behalf.

     20. Definitions. For purposes of the Amended Plan, the terms "parent corporation" and "subsidiary corporation" shall have the same meanings a set forth in Sections 425(e) and 425(f) of the Code, respectively, and the masculine shall include the feminine and the neuter as the context requires.

     21. Governing Law. The Amended Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the law of the State of New York.

        Proxy For Annual Meeting of Shareholders to be held May 15, 1997

                         KATZ DIGITAL TECHNOLOGIES, INC.

Know all men by these presents, that the undersigned hereby constitutes and appoints Gary Katz and Geoffrey Barsky and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and vote with respect to all of the shares of the common stock of Katz Digital Technologies, Inc., standing in the name of the undersigned at the close of business on March 19, 1997, at the Annual Meeting of Shareholders of the Company to be held on May 15, 1997 at the Main Board Room, Twenty-One Penn Plaza, Eighth Floor, New York, New York, and at any and all adjournments thereof, with all the powers that the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as follows.

        This proxy is solicited by the Board of Directors of the Company.

                (Continued and to be signed on the reverse side.)

/X/    Please mark your votes as this example


1.   Election of Directors

                       For           Against

                      /  /             /  /


Nominees are:

Gary Katz, Michael D. Sklar, Murray L. Skala, Ronald B. Grudberg and Burtt R. Ehrlich


2.   Approval of appointment of Grant Thornton LLP as the Company's auditors

                       For           Against             Abstain

                      /  /             /  /                /  /


3. Approval of the Company's Amended and Restated 1996 Stock Option Plan as to which options may be granted to the Company's Employees and Others for 650,000 Shares


                       For           Against             Abstain

                      /  /             /  /                /  /



4. In their discretion upon such other measures as may properly come before the meeting, hereby ratifying and confirming all that said proxy may lawfully do or cause to be done by virtue hereof and hereby revoking all proxies heretofore given by the undersigned to vote at said meeting or any adjournment thereof.

                       For           Against             Abstain

                      /  /             /  /                /  /


(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


________________________________________________________________________________


The shares represented by this proxy will be voted in the manner indicated, and if no instructions to the contrary are indicated, will be voted FOR all proposals listed above. Number of shares owned by undersigned ___________.


Signature(s): ______________________________________ Date: _____________________

Signature(s): ______________________________________ Date: _____________________


IMPORTANT: Please sign exactly as your name or names are printed here. Executors, administrators, trustees and other persons signing in a representative capacity should give full title.